[USAA logo appears here. (R)]







              USAA EMERGING
                   MARKETS Fund







                           [Image appears here.]







            Annual Report


       -----------------------------------------
       May 31, 2001

Table of CONTENTS
------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      FINANCIAL INFORMATION

         Distributions to Shareholders                                14

         Independent Auditors' Report                                 15

         Portfolio of Investments                                     16

         Notes to Portfolio of Investments                            22

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
        EQUITY                   MONEY MARKET                   INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*            Money Market          Extended Market Index

      Capital Growth         Tax Exempt Money Market     Global Titans Index

      Emerging Markets     Treasury Money Market Trust    Nasdaq-100 Index

     First Start Growth        State Money Market           S&P 500 Index

            Gold

           Growth          -----------------------------------------------------
                                  TAXABLE BOND            ASSET ALLOCATION
       Growth & Income     -----------------------------------------------------
                                   GNMA Trust             Balanced Strategy
        Income Stock
                            High-Yield Opportunities    Cornerstone Strategy
        International
                                     Income            Growth and Tax Strategy
    Science & Technology
                             Intermediate-Term Bond        Growth Strategy
       Small Cap Stock
                                 Short-Term Bond           Income Strategy
        World Growth
                           -------------------------------
                                 TAX-EXEMPT BOND
                           -------------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' iS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY Of THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX 78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA EMERGING MARKETS FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]



                                       "AS AN INVESTOR  MYSELF, I KNOW
                                        HOW OVERWHELMING IT CAN BE TO
                                        MAKE SMART INVESTMENT DECISIONS
                                        IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

  ...CONTINUED
--------------------------------------------------------------------------------


               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial bench-marking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW

USAA EMERGING MARKETS FUND

OBJECTIVE
--------------------------------------------------------------------------------

               Capital appreciation.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of emerging market companies.


--------------------------------------------------------------------------------
                                            5/31/01               5/31/00
--------------------------------------------------------------------------------
  Net Assets                             $51.7 Million       $235.0 Million
  Net Asset Value Per Share                  $7.16                $8.98


--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                SINCE INCEPTION ON 11/7/94
    -20.19%                  -6.97%                           -3.42%


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW




                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the International Financial Corporation (IFC) Global Composite Index, and the Lipper Emerging Markets Funds Average for the period of 11/7/94 through 5/31/01. The data points from the graph are as follows:

                USAA EMERGING           LIPPER               IFC
                MARKETS FUND            AVERAGE             INDEX
                -------------           -------            -------

11/07/94           $10,000              $10,000            $10,000
11/30/94             9,550                9,657              9,327
05/31/95             9,770                8,729              8,097
11/30/95             9,286                8,333              7,508
05/31/96            11,424                9,941              8,641
11/30/96            10,921                9,735              8,409
05/31/97            12,418               11,402              9,285
11/30/97            10,393                9,531              7,097
05/31/98             9,814                8,936              6,683
11/30/98             7,893                7,131              5,718
05/31/99             9,360                8,530              6,905
11/30/99            10,528               10,284              8,148
05/31/00             9,972               10,661              8,338
11/30/00             7,825                8,170              6,425
05/31/01             7,959                8,589              6,719

DATA SINCE INCEPTION ON 11/7/94 THROUGH 5/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index and the Lipper Emerging Markets Funds Average. The IFC Global Composite Index is an unmanaged broad-based index of emerging markets based on the World Bank GNP per capita definition. The Lipper Average is an unmanaged average of emerging markets funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, KEVIN P.MOORE, APPEARS HERE.]

--------------------------------------------------------------------------------

HOW DID THE USAA EMERGING MARKETS FUND PERFORM?

               Your USAA Emerging Markets Fund performed in the top half of its investment category for the year ended May 31, 2001, according to Lipper Analytical Services. The Fund ranked 86 out of 179 funds in the Lipper Emerging Markets Funds category. For the 12-month period ended May 31, 2001, your Fund's performance was -20.19%.

               THE FUND RANKED 62 OUT OF 83 FUNDS IN THE LIPPER EMERGING MARKETS FUNDS CATEGORY FOR THE FIVE-YEAR PERIOD ENDING MAY 31, 2001. LIPPER RANKINGS ARE BASED ON TOTAL RETURNS.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico swore in the first president in more than 70 years who did not belong to the long-ruling political party PARTIDO REVOLUCIONARIO INSTITUCIONAL (PRI). Taiwan also swore in its first president since the country's founding who was not a member of the long-ruling party KUOMINTANG (KMT). Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund. The slowing U.S. economy and crashing of U.S. technology stocks put considera-ble pressure on the equity markets in Asia.

WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               During the past year, we focused on buying companies that we felt would weather the downturn in global economic growth better than most other companies. We also concentrated on companies that had strong growth prospects linked to industry-specific and/or country-specific factors. For example, we believe that power demand in China will rise considerably during the next several years, so we invested in several Chinese power companies. We sell companies when we believe that either their valuations become too high and/or there is a material change to their operating outlook.

 ...CONTINUED
--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

               We believe that valuations in many emerging markets are quite attractive which, combined with our belief that global growth will accelerate into 2002, provide a positive backdrop for emerging markets. Although there is no conclusive evidence that global economic growth has begun to rebound, we believe that the aggressive interest rate cuts in the United States support a rebound in growth going forward. Because the performance of emerging markets is closely linked to global growth, we believe the outlook is positive for emerging markets.

               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

12

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                         -------------------------------------------------------
                                              TOP 10 INDUSTRIES*
                                              (% of Net Assets)
                         -------------------------------------------------------

                             Banks - Money Center                    11.1%

                             Telecommunications - Cellular/Wireless   7.3%

                             Telephones                               5.2%

                             Electronics - Semiconductors             5.1%

                             Computers - Software & Services          4.4%

                             Drugs                                    4.3%

                             Beverages - Alcoholic                    4.1%

                             Electric Utilities                       3.8%

                             Oil & Gas - Exploration & Production     3.7%

                             Metals/Mining                            3.0%

                         -------------------------------------------------------
                         *EXCLUDING U.S. GOVERNMENT

                         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-21.

 ...CONTINUED
--------------------------------------------------------------------------------


                                ASSET ALLOCATION
                                    05/31/01

A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Emerging Markets Fund to be:

Other* - 14.8%;  Mexico -  13.9%;  Korea - 11.7%;  Taiwan - 9.9%;  China - 9.6%;
Brazil - 9.1%; South Africa - 8.3%; India - 8.0%; Hong Kong - 5.6%; Russia - 4.2%; and Israel - 3.5%.

* Includes countries with less than 3% of the portfolio and money market instruments.

     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 16-21.

14

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS


USAA EMERGING MARKETS FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.

               The Fund has elected  under  Section 853 of the Internal  Revenue
               Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.01 and $.02, respectively.


                    --------------------------------
                     Ordinary income*      $ .00896
                                           ========
                    --------------------------------




               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KMPG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA EMERGING MARKETS FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                KPMG LLP

               San Antonio, Texas
               July 3, 2001

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA EMERGING MARKETS Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             STOCKS (93.3%)
             ARGENTINA (0.4%)
   118,700   Perez Companc S.A. "B"                                      $   183
--------------------------------------------------------------------------------
             BRAZIL (9.1%)
 5,120,000   Banco Itau S.A. (Preferred)                                     414
 1,120,745   Celular Crt Participacoes (Preferred) "A" *                     508
    15,200   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
              (Preferred)                                                    397
    25,800   Companhia de Bebidas das Americas ADR (Preferred)               579
21,036,000   Companhia Energetica de Minas Gerais (Cemig) (Preferred) *      205
    12,000   Companhia Vale do Rio Doce (Preferred) "A" *                    290
     7,600   Embraer Empresa Brasileira de Aeronautica S.A. ADR (Preferred)  315
    20,180   Petroleo Brasileiro S.A. (Preferred)                            512
    57,700   Tele Centro Oeste Celular Participacoes S.A. ADR (Preferred)    496
    20,150   Tele Norte Leste Participacoes S.A. ADR (Preferred)             319
    18,600   Telesp Celular Participacoes ADR                                325
    14,400   Uniao de Bancos Brasileiros S.A. (Unibanco) GDR (Preferred)     368
--------------------------------------------------------------------------------
                                                                           4,728
--------------------------------------------------------------------------------
             CHILE (0.5%)
    18,400   Compania de Telecomunicaciones de Chile S.A. ADR *              277
--------------------------------------------------------------------------------
             CHINA (9.6%)
 1,500,000   Beijing Datang Power                                            558
   121,800   China Mobile Ltd. *                                             592
 3,087,500   China Petroleum and Chemical Corp. "H"                          594
   464,000   China Unicom Ltd. *                                             756
    26,200   CNOOC Ltd. ADR *                                                523
 1,531,400   Denway Motors Ltd. *                                            564
    26,300   Huaneng Power International, Inc. ADR                           657
   240,000   Legend Holdings Ltd.                                            165
 1,270,000   Yanzhou Coal Mining Co. Ltd.                                    545
--------------------------------------------------------------------------------
                                                                           4,954
--------------------------------------------------------------------------------
             CZECH REPUBLIC (0.6%)
   112,300   Ceske Energeticke Zavody A.S. *                                 303
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA EMERGING MARKETS Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             HONG KONG (5.6%)
   239,500   Amoy Properties Ltd.                                        $   261
   164,000   Asia Satellite Telecommunications Holdings Ltd.                 334
    48,000   Cheung Kong Holdings Ltd.                                       525
    37,400   Dah Sing Financial Group                                        199
   920,000   Giordano International Ltd.                                     522
   122,000   Hong Kong Exchange & Clearing Ltd.                              221
   232,000   Li & Fung Ltd.                                                  406
 3,000,000   Peregrine Investments Holdings Ltd. *, a                         -
    45,000   Sun Hung Kai Properties Ltd.                                    423
--------------------------------------------------------------------------------
                                                                           2,891
--------------------------------------------------------------------------------
             HUNGARY (1.4%)
     5,809   Gedeon Richter Veg Rt.                                          320
     8,029   MOL Magyar Olaj - es Gazipari Rt.                               116
     5,600   OTP Bank Rt.                                                    297
--------------------------------------------------------------------------------
                                                                             733
--------------------------------------------------------------------------------
             INDIA (8.0%)
    25,000   Cipla Ltd. *                                                    589
    17,800   Dr. Reddy's Laboratories Ltd.                                   532
    32,700   Hindalco Industries Ltd.                                        602
     6,200   Infosys Technologies Ltd.                                       498
    15,900   ITC Ltd.                                                        269
    53,300   Larsen & Toubro Ltd.                                            282
    28,500   Ranbaxy Laboratories Ltd.                                       299
    35,500   Reliance Industries Ltd.                                        297
    44,900   Videsh Sanchar Nigam Ltd.                                       332
    12,600   Wipro Ltd.                                                      450
--------------------------------------------------------------------------------
                                                                           4,150
--------------------------------------------------------------------------------
             ISRAEL (3.5%)
    12,700   Amdocs Ltd. *                                                   785
    10,000   Check Point Software Technologies Ltd. *                        539
     8,000   Teva Pharmaceutical Industries Ltd. ADR                         462
--------------------------------------------------------------------------------
                                                                           1,786
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA EMERGING MARKETS Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
 OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
             KOREA (11.7%)
     9,000   Hite Brewery Co. Ltd.                                       $   351
    31,000   Housing & Commercial Bank                                       682
    27,000   Hyundai Motor Co. Ltd                                           532
    21,940   Korea Telecom Corp. ADR                                         511
    12,800   Korea Telecom Freetel *                                         401
     4,700   Nong Shim Co. Ltd.                                              184
     6,792   Samsung Electronics Co. Ltd.                                  1,124
     4,800   Samsung SDI Co. Ltd.                                            230
    12,400   Samsung Securities Co. Ltd. *                                   373
    75,800   Shinhan Bank                                                    713
     7,600   Shinsegae Department Store Co.                                  522
     2,500   Sk Telecom Co. Ltd.                                             428
--------------------------------------------------------------------------------
                                                                           6,051
--------------------------------------------------------------------------------
             MALAYSIA (0.9%)
   117,000   Public Bank Bhd                                                  78
   152,100   Public Bank Bhd (Local)                                          92
   127,000   Sime Darby Bhd                                                  129
    78,500   Telekom Malaysia Bhd                                            164
--------------------------------------------------------------------------------
                                                                             463
--------------------------------------------------------------------------------
             MEXICO (13.9%)
    27,100   America Movil S.A. de C.V. ADR *                                553
    24,200   Cemex S.A. de C.V. ADR                                          641
    25,500   Coca Cola Femsa S.A. de C.V. ADR                                570
    20,700   Fomento Economico Mexicano S.A. de C.V. ADR                     887
   588,200   Grupo Financiero Banamex Accival S.A. de C.V. "O"             1,512
   578,300   Grupo Financiero BBVA Bancomer S.A. de C.V. *                   534
     6,900   Grupo Modelo S.A. de C.V. "C"                                    18
    13,200   Grupo Televisa S.A. de C.V. ADR *                               557
    35,600   Telefonos de Mexico S.A. de C.V. ADR                          1,228
    16,900   Tubos de Acero de Mexico S.A. ADR                               215
   186,000   Wal-Mart S.A. de C.V.                                           447
--------------------------------------------------------------------------------
                                                                           7,162
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA EMERGING MARKETS Fund

May 31, 2001

                                                                          MARKET
  NUMBER                                                                   VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             PERU (0.9%)
    27,600   Compania de Minas Buenaventura S.A. ADR                     $   442
--------------------------------------------------------------------------------
             POLAND (1.0%)
     7,300   Bank Polska Kasa Opieki Grupa *                                 132
     6,746   Powszechny Bank Kredytowy                                       162
    39,100   Telekomunikacja Polska S.A.                                     203
--------------------------------------------------------------------------------
                                                                             497
--------------------------------------------------------------------------------
             RUSSIA (4.2%)
    26,800   AO Tatneft ADR                                                  276
     9,500   LUKoil Holdings ADR                                             495
 6,200,000   AO Mosenergo *                                                  255
    17,600   Norilsk Nickel *                                                249
    42,900   Surgutneftegaz Jsc ADR                                          606
    96,300   YUKOS                                                           311
--------------------------------------------------------------------------------
                                                                           2,192
--------------------------------------------------------------------------------
             SINGAPORE (2.8%)
   183,100   Overseas Union Bank                                             703
   324,200   Singapore Exchange Ltd.                                         211
    29,000   Singapore Press Holdings                                        313
   513,800   SMRT Corp. Ltd.                                                 223
--------------------------------------------------------------------------------
                                                                           1,450
--------------------------------------------------------------------------------
             SOUTH AFRICA (8.3%)
    35,200   ABSA Group Ltd.                                                 154
     9,100   Anglo American Platinum Corp.                                   477
    42,200   Anglo American plc                                              682
    87,600   Billiton plc                                                    446
     6,000   Impala Platinum Holdings Ltd.                                   354
    24,600   Nedcor Ltd.                                                     467
    25,000   Sappi Ltd.                                                      246
    53,400   SASOL Ltd.                                                      526
    37,800   South African Breweries plc                                     281
   160,000   Standard Bank Investment Corp. Ltd.                             673
--------------------------------------------------------------------------------
                                                                           4,306
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA EMERGING MARKETS Fund

May 31, 2001

                                                                          MARKET
  NUMBER                                                                   VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------

             TAIWAN (9.9%)
    68,000   Ambit Microsystems Corp.                                    $   365
   102,000   Asustek Computer Inc.                                           496
   319,000   Bank Sinopac *                                                  144
   385,000   China Steel Corp.                                               207
   502,000   Chinatrust Commercial Bank *                                    351
   217,000   Compal Electronics, Inc.                                        290
   108,000   Delta Electronics, Inc.                                         239
   349,000   Far Eastern Textile Ltd.                                        207
    83,900   Hon Hai Precision Industry Co. Ltd.                             470
   366,000   Nan Ya Plastic Corp.                                            395
    39,000   Quanta Computer, Inc.                                           129
   349,100   Taiwan Semiconductor Manufacturing Co. *                        922
   380,600   United Microelectronics *                                       584
    45,000   Via Technologies, Inc. *                                        345
--------------------------------------------------------------------------------
                                                                           5,144
--------------------------------------------------------------------------------
             TURKEY (1.0%)
 3,100,000   Anadolu Efes Biracilik ve Malt Sanayii A.S.                     131
 7,599,810   Koc Holdings A.S.                                               218
 7,000,000   Tupras-Turkiye Petrol Rafinerileri A.S.                         170
--------------------------------------------------------------------------------
                                                                             519
--------------------------------------------------------------------------------
             Total stocks (cost: $47,405)                                 48,231
--------------------------------------------------------------------------------


PRINCIPAL
 AMOUNT
 (000)
--------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENT (5.3%)

$    2,762   Federal National Mortgage Association Discount Note, 4.09%,
               06/01/2001 (cost: $2,762)                                   2,762
--------------------------------------------------------------------------------
             Total investments (cost: $50,167)                           $50,993
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            Banks - Money Center                                11.1%
            Telecommunications - Cellular/Wireless               7.3
            U.S. Government                                      5.3
            Telephones                                           5.2
            Electronics - Semiconductors                         5.1
            Computer Software & Service                          4.4
            Drugs                                                4.3
            Beverages - Alcoholic                                4.1
            Electric Utilities                                   3.8
            Oil & Gas - Exploration & Production                 3.7
            Metals/Mining                                        3.0
            Precious Metals & Mining                             2.9
            Banks - Major Regional                               2.7
            Computer - Hardware                                  2.5
            Oil & Gas - Refining/Manufacturing                   2.5
            Oil - International Integrated                       2.2
            Automobiles                                          2.1
            Computer - Peripherals                               2.1
            Retail - Department Stores                           2.0
            Finance - Diversified                                1.9
            Telecommunications - Long Distance                   1.8
            Retail - Food                                        1.6
            Real Estate Investment Trusts                        1.5
            Beverages - Nonalcoholic                             1.4
            Chemicals - Diversified                              1.3
            Aluminum                                             1.2
            Construction - Cement & Aggregates                   1.2
            Broadcasting - Radio & TV                            1.1
            Other                                                9.3
                                                                ----
            Total                                               98.6%
                                                                ====

22

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA EMERGING MARKETS Fund

May 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.



SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange. Accordingly, the Manager has determined the security to be illiquid and, using methods determined by the Manager under the general supervision of the Board of Trustees, has valued the security at $0 and recorded the full amount of the unrealized loss.


             * Non-income-producing security.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA EMERGING MARKETS Fund

May 31, 2001



ASSETS
   Investments in securities, at market value (identified
    cost of $50,167)                                                  $  50,993
   Cash                                                                   1,058
   Cash denominated in foreign currencies (identified cost of $610)         607
   Receivables:
      Capital shares sold                                                   771
      Dividends and interest                                                261
      Securities sold                                                       403
                                                                      ---------
         Total assets                                                    54,093
                                                                      ---------

LIABILITIES
   Securities purchased                                                   2,146
   Unrealized depreciation on foreign currency contracts held, at value       1
   Capital shares redeemed                                                  161
   USAA Investment Management Company                                        38
   USAA Transfer Agency Company                                              16
   Accounts payable and accrued expenses                                     15
   Dividends on capital shares                                                7
                                                                      ---------
         Total liabilities                                                2,384
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  51,709
                                                                      =========

REPRESENTED BY:
   Paid-in capital                                                    $ 156,697
   Accumulated undistributed net investment loss                         (1,651)
   Accumulated net realized loss on investments                        (104,160)
   Net unrealized appreciation of investments                               826
   Net unrealized depreciation on foreign currency translations              (3)
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  51,709
                                                                      =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                        7,218
                                                                      =========
   Net asset value, redemption price, and offering price per share    $    7.16
                                                                      =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA EMERGING MARKETS Fund

Year ended May 31, 2001



NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $238)               $   2,439
      Interest                                                              712
                                                                      ---------
         Total income                                                     3,151
                                                                      ---------
   Expenses:
      Management fees                                                     1,705
      Transfer agent's fees                                                 312
      Custodian's fees                                                      201
      Postage                                                                41
      Shareholder reporting fees                                             17
      Trustees' fees                                                          5
      Registration fees                                                      41
      Professional fees                                                      41
      Other                                                                   6
                                                                      ---------
         Total expenses                                                   2,369
      Expenses paid indirectly                                              (14)
                                                                      ---------
         Net expenses                                                     2,355
                                                                      ---------
            Net investment income                                           796
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                       (47,268)
      Foreign currency transactions                                      (1,807)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         2,070
      Foreign currency translations                                        (426)
                                                                      ---------
            Net realized and unrealized loss                            (47,431)
                                                                      ---------
Decrease in net assets resulting from operations                      $ (46,635)
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)



USAA EMERGING MARKETS Fund

Years ended May 31,



                                                              2001        2000
                                                           ---------------------
FROM OPERATIONS
   Net investment income                                   $    796    $    414
   Net realized gain (loss) on investments                  (47,268)     17,862
   Net realized loss on foreign currency transactions        (1,807)     (1,004)
   Change in net unrealized appreciation/depreciation of:
      Investments                                             2,070       6,023
      Foreign currency translations                            (426)        571
                                                           ---------------------
      Increase (decrease) in net assets resulting
         from operations                                    (46,635)     23,866
                                                           ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (236)     (2,271)
                                                           ---------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                 94,943      80,382
   Reinvested dividends                                          69         472
   Cost of shares redeemed                                 (231,385)   (143,836)
                                                           ---------------------
         Decrease in net assets from capital
            share transactions                             (136,373)    (62,982)
                                                           ---------------------
Net decrease in net assets                                 (183,244)    (41,387)

NET ASSETS
   Beginning of period                                      234,953     276,340
                                                           ---------------------
   End of period                                           $ 51,709    $234,953
                                                           =====================
Accumulated undistributed net investment loss:
   End of period                                           $ (1,651)   $   (404)
                                                           =====================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                               12,094       8,177
   Shares issued for dividends reinvested                         7          49
   Shares redeemed                                          (31,047)    (14,622)
                                                           ---------------------
      Decrease in shares outstanding                        (18,946)     (6,396)
                                                           =====================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                             to FINANCIAL Statements


USAA EMERGING MARKETS Fund

May 31, 2001



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the
          Fund). The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

             1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

             2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


             3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

             4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $1,807,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA EMERGING MARKETS Fund

May 31, 2001


          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

             1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

             2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

             Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

             Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. See Note 1(B). Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $14,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.



(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


          borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.



(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $98,935,000, which, if not offset by subsequent capital gains, will expire between 2006 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.



(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases  and proceeds  from sales of  securities,  excluding
          short-term  securities,   for  the  year  ended  May  31,  2001,  were
          $290,964,000 and $395,435,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $55,392,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $3,304,000 and $7,703,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS Fund

May 31, 2001




(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At May 31, 2001, the terms of open foreign currency contracts were as follows (in thousands):

          Foreign Currency Contracts to Buy:

---------------------------------------------------------------------------------------------
                                U.S. DOLLAR
 EXCHANGE      CONTRACTS TO     VALUE AS OF     IN EXCHANGE       UNREALIZED      UNREALIZED
   DATE          RECEIVE          5/31/01     FOR U.S. DOLLAR    APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------
06/01/01          174              $ 74            $ 75              $-             $ (1)
             Brazilian Real
06/05/01         1,419              177             177               -                -
            South African Rand
---------------------------------------------------------------------------------------------
                                   $251            $252              $-             $ (1)
=============================================================================================


32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.



(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                      to FINANCIAL Statements
                      (continued)


USAA EMERGING MARKETS Fund

May 31, 2001


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:



                                                      Year Ended May 31,
                               ---------------------------------------------------------------
                                  2001          2000         1999           1998         1997
                               ---------------------------------------------------------------
Net asset value at
   beginning of period         $   8.98     $    8.49     $    8.98     $   11.53     $  11.13
Net investment income               .04a          .02           .08           .07          .01
Net realized and
   unrealized gain (loss)         (1.85)          .54          (.50)        (2.44)         .89
Distributions from net
   investment income               (.01)         (.07)         (.07)           -            -
Distributions of realized
   capital gains                     -             -             -           (.18)        (.50)
                               ---------------------------------------------------------------
Net asset value at
   end of period               $   7.16     $    8.98     $    8.49     $    8.98     $  11.53
                               ===============================================================
Total return (%) *               (20.19)         6.55         (4.63)       (20.97)        8.69
Net assets at end
   of period (000)             $ 51,709     $ 234,953     $ 276,340     $ 294,888     $ 95,644
Ratio of expenses to
   average net assets (%)          1.39b         1.28          1.27          1.31         1.81
Ratio of net investment
   income to average
   net assets (%)                   .47           .14           .98           .88          .03
Portfolio turnover (%)           196.75        147.24         83.84         41.23        61.21



* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using average shares.
(b) Reflects total expenses prior to any custodian fee offset arrangement, which reduced total expenses by 0.01%.

34

NOTES
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

                                                                              35

NOTES
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


                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
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             AND DISTRIBUTOR    San Antonio, Texas 78288

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